UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22448

American Funds Tax-Exempt Fund of New York
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: January 31, 2012

Courtney R. Taylor
American Funds Tax-Exempt Fund of New York
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Funds Tax-Exempt Fund of New YorkSM

[photo of the Brooklyn Bridge and Lower Manhattan]

Semi-annual report for the six months ended January 31, 2012

American Funds Tax-Exempt Fund of New York seeks to provide a high level of current income exempt from regular federal, New York state and New York City income taxes. Its secondary objective is preservation of capital.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2011 (the most recent calendar quarter-end):

		Since fund’s inception
Class A shares	1 year	(November 1, 2010)
Reflecting 3.75% maximum sales charge	6.72%	2.69%

The fund’s gross and net expense ratios were 0.97% and 0.67%, respectively, for Class A shares. These expense ratios are estimated and are as of the prospectus dated October 1, 2011.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser has reimbursed certain expenses. Fund results shown reflect the reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 24 and 25 for details.

Results for other share class results can be found on page 5.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. The fund is more susceptible to factors adversely affecting issuers of its state’s tax-exempt securities than a more widely diversified municipal bond fund. Income may be subject to federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

[photo of  Lower Manhattan]

Fellow investors:

We welcome the opportunity to report to you on the first half of American Funds Tax-Exempt Fund of New York’s fiscal year. Aided by a broad municipal bond market rally, the fund produced outstanding results for the period that outpaced its key benchmarks.

For the six months ended January 31, 2012, the fund’s total return was a robust 8.3%. That exceeded both the 7.6% gain of the Lipper New York Municipal Debt Funds Average, a peer group measure, and the 6.7% total return of the unmanaged Barclays Capital New York Municipal Index, which measures the market for investment-grade tax-exempt bonds issued from New York and has no expenses.

A key component of the fund’s total return is regular income. During the period, the fund generated a steady stream of monthly dividends totaling about 17 cents a share. This represented a tax-exempt income return of 1.7% for investors who reinvested dividends. To match this, an investor in the 43.35% combined effective federal, New York state and New York City tax bracket* would have had to earn 3.0% from a taxable investment. Those who elected to take dividends in cash recorded a similar income return.

[Begin Sidebar]

*The combined federal, New York state and New York City tax rate noted above is an “effective” tax rate, reflecting the deductibility of state and local taxes on federal tax returns. The fund did not pay capital gain distributions.

Results at a glance
For periods ended January 31, 2012 (with all distributions reinvested)

		Average annual
	Total returns 1 year	Total returns Lifetime (since 11/1/10)
American Funds Tax-Exempt Fund of New York (Class A)	15.07%	8.12%
Lipper New York Municipal Debt Funds Average	14.37	5.98
Barclays Capital New York Municipal Index†	12.83	6.41

† The index is unmanaged and, therefore, has no expenses.
[End Sidebar]

Municipal market overview

By almost all measures, the first half of the fiscal year was a favorable period for tax-exempt bond investors. The overall upbeat market sentiment that characterized the period stood in stark contrast to the climate in late 2010, when investor fears about the condition of municipal finances and fiscal austerity were running high. By April 2011, the market began to rally. This rally continued through the first six months of the fund’s fiscal year amid growing confidence in the health of state and local finances, concerns about the possible effects of Europe’s sovereign debt crisis on the U.S. economy and relatively low issuance of tax-exempt bonds.

The rally intensified in the closing weeks of the period, bolstered by strong inflows into municipal bond mutual funds and the relative attractiveness of some municipal bond yields compared with U.S. Treasury securities.

In New York, state lawmakers approved a revised income tax code in December that created a new tax bracket for the highest income residents and reduced the personal income tax rate for millions of others. The revisions were expected to generate more revenue for the state and help reduce the budget gap. In January, Gov. Andrew Cuomo presented a state budget proposal for fiscal 2012 that would restrict pension benefits for future public employees and also reduce overall state spending by consolidating portions of the state bureaucracy. As of December, the state unemployment rate was 8.2%, slightly lower than the national average of 8.5%, according to the U.S. Bureau of Labor Statistics.

How the fund responded

As we had reported at the end of the last fiscal year, when American Funds Tax-Exempt Fund of New York began operations in November 2010, the municipal bond market was in a period of high turbulence and extreme investor anxiety. These conditions provided the portfolio counselors who manage the fund with the opportunity to invest in a wide array of tax-exempt securities at what they believed were attractive prices. During the broad rally that continued through the first half of the current fiscal year, the fund enjoyed gains from investments across the credit quality spectrum and in most major market sectors. Gains from a number of holdings of longer duration bonds were particularly strong.

Revenue bonds — securities that are backed by dedicated revenue streams generated by projects such as toll roads, airports and hospitals — are a key focus for the fund, as they represent an area of the market where our investment professionals believe extensive credit research can add much value. At the close of the period, portfolio holdings represented a broad range of sectors and credit quality, including significant concentrations of debt supported by colleges and universities, hospitals and electric utility revenue. The fund’s counselors also closely scrutinize both state- and local-issued general obligation bonds in search of potentially attractive opportunities.

[Begin Sidebar]
Tax-exempt yields vs. taxable yields¹

Find your estimated 2011 taxable income below to determine your combined federal and New York state tax rate,² then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund’s 2.93%³ tax-exempt distribution rate at January 31. For example, investors with a taxable income of $150,000 would need a taxable distribution rate of 4.37% to match the fund’s distribution rate.

If your taxable income is ...		... then your	The fund’s tax-exempt
		combined federal	distribution rate of
		and New York state	2.93% is equivalent to
Single	Joint	tax rate is ...	a taxable rate of ...
$0 – 8,000	$0 – 16,000	13.60%	3.39%
8,001 – 8,500	16,001 – 17,000	14.05	3.41
8,501 – 11,000	17,001 – 22,000	18.83	3.61
11,001 – 13,000	22,001 – 26,000	19.46	3.64
13,001 – 20,000	26,001 – 40,000	20.02	3.66
20,001 – 34,500	40,001 – 69,000	20.82	3.70
34,501 – 83,600	69,001 – 139,350	30.14	4.19
83,601 – 174,400	139,351 – 212,300	32.93	4.37
174,401 – 200,000	212,301 – 300,000	37.59	4.69
200,001 – 379,150	300,001 – 379,150	38.26	4.75
379,151 – 500,000	379,151 – 500,000	40.10	4.89
Over 500,000	Over 500,000	40.83	4.95

¹Income generated by the fund’s investments is also generally exempt from New York City taxes, offering additional tax advantages to New York City residents.
²Based on 2011 federal and New York state tax rates. (State rates from 4.00% to 8.97% are individually calculated for each bracket. The federal brackets are expanded to include additional state brackets.) The effective combined tax rates assume full deductibility of state taxes.

³The distribution rate is based on dividends paid over the last 12 months divided by the maximum offering price as of January 31, 2012. Capital gain distributions, if any, are added back at the maximum offering price to determine the rate.

The fund’s 30-day yield for Class A shares as of February 29, 2012, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.06% (1.87% without the reimbursement). (For investors in the 40.83% tax bracket, this is equivalent to a taxable yield of 3.48% — 3.16% without the reimbursement.) The fund’s distribution rate for Class A shares as of that date was 2.95%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.
[End Sidebar]

Looking ahead

While we are pleased with the fund’s results thus far in both relative and absolute terms, we caution investors that the fund’s returns of the past six months are partly the result of extraordinary circumstances in the municipal bond market. Consequently, we do not expect to sustain such a high level of return over the long term. That said, we believe that through our extensive credit research we can continue to identify investment opportunities in New York’s municipal bond market with the potential to provide our investors with a steady stream of tax-exempt income as well as a measure of stability in volatile market environments.

We would like to take this opportunity to thank Paul G. Haaga, Jr., for his leadership as an officer of American Funds Tax-Exempt Fund of New York. Paul stepped down as vice chairman of the board on December 31, 2011, after 27 years of service to the American Funds.

We are grateful for the trust you have placed in us and look forward to reporting back to you at the close of the fiscal year.

Cordially,

/s/ Karl J. Zeile

Karl J. Zeile
President

March 19, 2012

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace Jr., chairman emeritus and former portfolio counselor of Capital Research and Management Company and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

Other share class results
unaudited

Classes B, C and F

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended
December 31, 2011 (the most recent calendar quarter-end):	1 year	Life of class

Class B shares* — first sold 11/1/10
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	4.95%	1.81%
Not reflecting CDSC	9.95	5.23

Class C shares — first sold 11/1/10
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	8.89	5.23
Not reflecting CDSC	9.89	5.23

Class F-1 shares† — first sold 11/1/10
Not reflecting annual asset-based fee charged
by sponsoring firm	10.70	5.95

Class F-2 shares† — first sold 11/1/10
Not reflecting annual asset-based fee charged
by sponsoring firm	10.98	6.20

*These shares are not available for purchase.
†These shares are sold without any initial or contingent deferred sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser has reimbursed certain expenses. Fund results shown reflect the reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 24 and 25 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Investment portfolio  January 31, 2012
unaudited

[begin pie chart]
Quality ratings*

Aaa/AAA	7.5%
Aa/AA	34.6
A/A	35.0
Baa/BBB	11.5
Unrated	3.6
Short-term securities & other assets less liabilities	7.8

*Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund's investment policies. Securities in the "unrated" category (at left) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund's investment policies.

[end pie chart]

	Principal		Percent
	amount	Value	of net
Bonds & notes - 92.16%	(000)	(000)	assets

NEW YORK - 84.44%
STATE ISSUERS - 45.47%
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Obligated Group, Rev. Ref. Bonds, Series 2011-A, 5.00% 2032	1,500	1,641	1.57
Dormitory Auth., Fordham University Rev. Bonds, Series 2011-A, 5.50% 2036	1,000	1,142	1.09
Dormitory Auth., Lease Rev. Bonds (State University Dormitory Facs. Issue), Series 2010-A, 5.00% 2035	1,000	1,107
Dormitory Auth., Lease Rev. Bonds (State University Dormitory Facs. Issue), Series 2011-A, 5.00% 2041	1,000	1,108	2.12
Dormitory Auth., Lease Rev. Ref. Bonds (State University Educational Facs. Issue), Series 2003, XLCA insured, 5.25% 2032 (put 2013)	1,000	1,066
Dormitory Auth., School Districts Rev. Bond Fncg. Program Rev. Ref. Bonds, Series 2011-A, 5.00% 2024	1,000	1,171
Dormitory Auth., State of New York Consolidated Service Contract, Rev. Ref. Bonds, Series 2010, 5.00% 2020	500	620	2.74
Dormitory Auth., Memorial Sloan-Kettering Cancer Center Rev. Bonds, Series 2012-1, 5.00% 2023	1,000	1,213	1.16
Dormitory Auth., Mount Sinai School of Medicine of New York University, Rev. Ref. Bonds, Series 2010-A, 5.00% 2021	1,000	1,177	1.13
Dormitory Auth., New School Rev. Bonds, Series 2010, 5.25% 2021	500	600
Dormitory Auth., New School Rev. Bonds, Series 2010, 5.50% 2040	500	560	1.11
Dormitory Auth., NYU Hospitals Center Rev. Bonds, Series 2011-A, 6.00% 2040	1,000	1,105	1.06
Dormitory Auth., Rochester General Hospital Insured Rev. Bonds, Series 2005, RADIAN insured, 5.00% 2015	720	768	.74
Dormitory Auth., Skidmore College, Rev. Bonds, Series 2011-A, 5.50% 2041	1,420	1,629	1.56
Dormitory Auth., State Personal Income Tax Rev. Bonds (General Purpose), Series 2011-A, 5.00% 2018	1,000	1,221	1.17
Energy Research and Dev. Auth., Facs. Rev. Ref. Bonds (Consolidated Edison Co. of New York, Inc. Project), Series 2010-A, AMT, 1.45% 2036 (put 2012)	1,000	1,005	.96
Energy Research and Dev. Auth., Pollution Control Rev. Ref. Bonds (Electric & Gas Corp. Project), Series 1994-C, 3.00% 2029 (put 2013)	1,000	1,020	.98
Environmental Facs. Corp., State Clean Water and Drinking Water Revolving Funds Rev. Bonds (New York City Municipal Water Fin. Auth. Projects - Second Resolution Bonds), Series 2011-B, 5.00% 2036	500	566	.54
Hudson Yards Infrastructure Corp., Rev. Bonds, Fiscal 2007 Series A, 5.00% 2047	1,000	1,029
Hudson Yards Infrastructure Corp., Rev. Bonds, Fiscal 2012 Series A, 5.25% 2047	1,000	1,082
Hudson Yards Infrastructure Corp., Rev. Bonds, Fiscal 2012 Series A, 5.75% 2047	1,000	1,132	3.11
Liberty Dev. Corp., Liberty Rev. Ref. Bonds (4 World Trade Center Project), Series 2011, 5.00% 2031	1,500	1,643	1.57
Liberty Dev. Corp., Liberty Rev. Ref. Bonds (Bank of America Tower at One Bryant Park Project), Series 2010, 6.375% 2049	1,000	1,085	1.04
Liberty Dev. Corp., Rev. Bonds (Goldman Sachs Headquarters Issue), Series 2005, 5.25% 2035	1,000	1,100	1.05
Metropolitan Transportation Auth., Dedicated Tax Fund Bonds, Series 2004-C, AMBAC insured, 5.50% 2017	1,000	1,244	1.19
Metropolitan Transportation Auth., Transportation Rev. Bonds, Series 2011-D, 5.00% 2036	1,000	1,095
Metropolitan Transportation Auth., Transportation Rev. Ref. Bonds, Series 2010-D, 5.00% 2017	1,000	1,189	2.19
Mortgage Agcy., Mortgage Rev. Bonds, Series 46, 5.00% 2029	500	542
Mortgage Agcy., Mortgage Rev. Ref. Bonds, Series 45, 4.50% 2029	1,000	1,082	1.56
Port Auth., Consolidated Bonds, Series 147, AMT, FGIC-National insured, 5.00% 2021	1,000	1,142
Port Auth., Consolidated Bonds, Series 166, 5.00% 2031	1,000	1,162
Port Auth., Consolidated Rev. Ref. Bonds, Series 136, AMT, National insured, 5.00% 2021	500	536
Port Auth., Consolidated Rev. Ref. Bonds, Series 167, AMT, 5.00% 2025	1,000	1,172	3.84
Port Auth., Special Project Bonds (JFK International Air Terminal LLC Project), Series 8, 5.00% 2020	1,000	1,045	1.00
Power Auth. of the State of New York, Rev. Ref. Bonds, Series 2011-A, 5.00% 2038	1,500	1,703	1.63
Thruway Auth., Local Highway and Bridge Service Contract Rev. Ref. Bonds, Series 2009, 5.00% 2020	1,000	1,231	1.18
Thruway Auth., Second General Highway and Bridge Trust Fund Bonds, Series 2010-A, 5.00% 2015	750	852
Thruway Auth., Second General Highway and Bridge Trust Fund Rev. Ref. Bonds, Series 2008-B, 5.00% 2015	500	568	1.36
Tobacco Settlement Fin. Corp., Rev. Ref. Bonds (State Contingency Contract Secured), Series 2011-B, 5.00% 2018	1,000	1,204	1.15
Triborough Bridge and Tunnel Auth. (MTA Bridges and Tunnels), General Rev. Bonds, Series 2008-A, 5.00% 2020	1,000	1,210
Triborough Bridge and Tunnel Auth. (MTA Bridges and Tunnels), General Rev. Bonds, Series 2010-A-1, 5.00% 2019	1,000	1,260	2.37
Troy Industrial Dev. Auth., Civic Fac. Rev. Bonds (Rensselaer Polytechnic Institute Project), Series 2011-E, 5.00% 2031	1,000	1,108	1.06
Urban Dev. Corp., Service Contract Rev. Ref. Bonds, Series 2010-A-2, 5.00% 2020	1,000	1,208	1.16
Urban Dev. Corp., State Personal Income Tax Rev. Bonds (State Facs. and Equipment), Series 2009-B-1, 5.25% 2038	1,000	1,126	1.08
		47,469	45.47

CITY & COUNTY ISSUERS - 38.97%
City of Albany Capital Resource Corp., Rev. Bonds (St. Peter's Hospital of the City of Albany Project), Series 2011, 6.25% 2038	1,000	1,098	1.05
Buffalo and Erie County Industrial Land Dev. Corp., Rev. Bonds (Buffalo State College Foundation Housing Corp. Project), Series 2011-A, 5.375% 2041	1,400	1,533	1.47
County of Chautauqua Industrial Dev. Agcy., Exempt Fac. Rev. Bonds (NRG Dunkirk Power Project), Series 2009, 5.875% 2042	1,000	1,031	.99
Dutchess County Local Dev. Corp., Rev. Ref. Bonds (Health Quest Systems, Inc. Project), Series 2010, 5.75% 2030	500	559
Dutchess County Local Dev. Corp., Rev. Ref. Bonds (Health Quest Systems, Inc. Project), Series 2010, 5.75% 2040	1,000	1,082	1.57
Erie County Industrial Dev. Agcy., School Fac. Rev. Bonds (City School Dist. of the City of Buffalo Project), Series 2011-A, 5.25% 2025	1,000	1,196	1.14
Essex County Industrial Dev. Agcy., Solid Waste Disposal Rev. Bonds, Series 2004-A, AMT, 5.20% 2028	500	500
Essex County Industrial Dev. Agcy., Solid Waste Disposal Rev. Ref. Bonds, Series 2005-A, AMT, 5.20% 2023	750	763	1.21
Town of Hempstead Local Dev. Corp., Rev. Bonds (Hofstra University Project), Series 2011, 5.00% 2027	1,300	1,471
Town of Hempstead Local Dev. Corp., Rev. Bonds (Hofstra University Project), Series 2011, 5.00% 2041	1,600	1,711	3.05
Long Island Power Auth., Electric System General Rev. Bonds, Series 2011-A, 5.00% 2038	1,000	1,083
Long Island Power Auth., Electric System General Rev. Ref. Bonds, Series 2003-B, 5.25% 2014	1,000	1,122
Long Island Power Auth., Electric System General Rev. Ref. Bonds, Series 2009-A, 5.50% 2024	1,055	1,258
Long Island Power Auth., Electric System General Rev. Ref. Bonds, Series 2009-A, 5.75% 2039	500	575	3.87
Monroe County, Industrial Dev. Corp. Rev. Ref. Bonds (University of Rochester Project), Series 2011-A, 5.00% 2041	1,000	1,096	1.05
City of New York, G.O. Bonds, Fiscal 2008 Series L-1, 5.00% 2023	1,000	1,169
City of New York, G.O. Bonds, Fiscal 2010 Series E, 5.00% 2025	1,000	1,182
City of New York, G.O. Bonds, Fiscal 2011 Series A-1, 5.00% 2019	1,000	1,240
City of New York, G.O. Bonds, Fiscal 2011 Series B, 5.00% 2019	925	1,147	4.54
New York City Industrial Dev. Agcy., Civic Fac. Rev. Bonds (Staten Island University Hospital Project), Series 2001-A, 6.375% 2031 (preref. 2012)	1,385	1,420	1.36
New York City Industrial Dev. Agcy., Liberty Rev. Bonds (7 World Trade Center, LLC Project), Series A, 6.25% 2015	500	500
New York City Industrial Dev. Agcy., Liberty Rev. Bonds (7 World Trade Center, LLC Project), Series A, 6.50% 2035	500	500	.96
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (American Airlines, Inc. John F. Kennedy International Airport Project), Series 2005, AMT, 7.625% 2025	1,000	904	.87
New York City Industrial Dev. Agcy., Special Fac. Rev. Ref. Bonds (Terminal One Group Assn., LP Project), Series 2005, AMT, 5.00% 2013	1,000	1,025	.98
New York City Municipal Water Fin. Auth., Water and Sewer System Second General Resolution Rev. Ref. Bonds, Fiscal 2011 Series EE, 5.375% 2043	1,000	1,146
New York City Municipal Water Fin. Auth., Water and Sewer System Second General Resolution Rev. Ref. Bonds, Fiscal 2011 Series GG, 5.00% 2026	1,000	1,221	2.27
New York City Transitional Fin. Auth., Building Aid Rev. Bonds, Fiscal 2007 Series S-2, Assured Guaranty Municipal insured, 5.00% 2017	570	673
New York City Transitional Fin. Auth., Building Aid Rev. Bonds, Fiscal 2012 Series S-1-A, 5.00% 2032	1,000	1,136	1.73
New York City Transitional Fin. Auth., Future Tax Secured Bonds, Fiscal 2011 Series C, 5.25% 2025	1,000	1,244
New York City Transitional Fin. Auth., Future Tax Secured Rev. Ref. Bonds, Fiscal 2010 Series D, 5.00% 2023	1,000	1,228	2.37
New York City, Health and Hospitals Corp., Health System Rev. Ref. Bonds, Series 2010-A, 5.00% 2019	500	599
New York City, Health and Hospitals Corp., Health System Rev. Ref. Bonds, Series 2010-A, 5.00% 2021	540	646
New York City, Health and Hospitals Corp., Health System Rev. Ref. Bonds, Series 2010-A, 5.00% 2025	500	575	1.74
Niagara County Industrial Dev. Agcy., Solid Waste Disposal Fac. Rev. Ref. Bonds (American Ref-Fuel Co. of Niagara, L.P. Fac.), Series 2001-D, 5.55% 2024 (put 2015)	1,000	1,011	.97
Suffolk County Econ. Dev. Corp., Rev. Ref. Bonds (Peconic Landing at Southold, Inc. Project), Series 2010, 5.875% 2030	1,000	1,097	1.05
Suffolk County Industrial Dev. Agcy., Industrial Dev. Rev. Bonds (KeySpan-Port Jefferson Energy Center, LLC Project), Series 2003-A, AMT, 5.25% 2027	1,000	1,026	.98
Suffolk County, Econ. Dev. Corp., Rev. Ref. Bonds (Catholic Health Services of Long Island Obligated Group Project), Series 2011, 5.00% 2028	1,000	1,111	1.06
Westchester County Health Care Corp., Rev. Bonds, Series 2010-B, 6.00% 2030	1,000	1,155
Westchester County Health Care Corp., Rev. Bonds, Series 2011-A, 5.125% 2041	500	521	1.61
City of Yonkers, G.O. Bonds, Series 2011-A, 5.00% 2019	1,000	1,131	1.08
		40,685	38.97

GUAM - 1.81%
Government of Guam, Business Privilege Tax Bonds, Series 2011-A, 5.00% 2031	1,200	1,329	1.27
Government of Guam, Hotel Occupancy Tax Rev. Ref. Bonds, Series 2011-A, 6.125% 2031	500	562	.54
		1,891	1.81

PUERTO RICO - 5.38%
Industrial, Tourist, Educational, Medical and Environmental Control Facs. Fncg. Auth., Hospital Rev. Ref. Bonds, (Hospital Auxilio Mutuo Obligated Group Project), Series 2011-A, 6.00% 2033	1,500	1,669	1.60
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2011-B, 5.50% 2031	1,000	1,083	1.04
Sales Tax Fncg. Corp., Sales Tax Rev. Ref. Bonds, Series 2007-A, National insured, 0% 2043	4,000	717
Sales Tax Fncg. Corp., Sales Tax Rev. Ref. Bonds, Series 2011-C, 4.75% 2039	1,000	1,057
Sales Tax Fncg. Corp., Sales Tax Rev. Ref. Bonds, Series 2011-C, 5.00% 2040	1,000	1,091	2.74
		5,617	5.38

VIRGIN ISLANDS - 0.53%
Public Fin. Auth., Rev. Bonds (Matching Fund Loan Note - Diageo Project), Series 2009-A, 6.625% 2029	500	558	.53

Total bonds & notes (cost: $89,285,000)		96,220	92.16

	Principal		Percent
	amount	Value	of net
Short-term securities - 7.69%	(000)	(000)	assets

Trust for Cultural Resources of the City of New York, Rev. Ref. Bonds (Lincoln Center for the Performing Arts, Inc.), Series 2008-A-2, 0.05% 2035 (1)	1,675	1,675	1.60
New York City, Industrial Dev. Agcy., Demand Civic Fac. Rev. Ref. and Improvement Bonds (2005 American Civil Liberties Union Foundation, Inc. Project), 0.05% 2035 (1)	1,000	1,000	.96
City of Syracuse, Industrial Dev. Agcy., Civic Fac. Rev. Bonds (Syracuse University Project), Series 2008-A-2, 0.04% 2037 (1)	500	500	.48
City of Long Island, Power Auth., Electric System General Rev. Bonds, Series 2003-H, Assured Guaranty Municipal insured, 0.75% 2029 (1)	500	500	.48
City of New York, G.O. Bonds, Fiscal 1994 Series E, Subseries E-4, 0.07% 2022 (1)	1,500	1,500
City of New York, G.O. Bonds, Fiscal 1994 Series E-2, 0.05% 2020 (1)	500	500
City of New York, G.O. Bonds, Fiscal 2004 Series H, Subseries H-4, 0.03% 2034 (1)	950	950	2.83
New York City, Transitional Fin. Auth., New York City Recovery Bonds, Fiscal Series 2003-1, Subseries 1-C, 0.06% 2022 (1)	900	900	.86
Dormitory Auth., University of Rochester Rev. Bonds, Series 2003-A, 0.05% 2031 (1)	500	500	.48

Total short-term securities (cost: $8,025,000)		8,025	7.69

Total investment securities (cost: $97,310,000)		104,245	99.85
Other assets less liabilities		157	.15

Net assets		$104,402	100.00%

(1) Coupon rate may change periodically. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities			unaudited
at January 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value (cost: $97,310)			$104,245
Cash			491
Receivables for:
Sales of fund's shares	70
Interest	1,011		1,081
			105,817
Liabilities:
Payables for:
Purchases of investments	1,197
Repurchases of fund's shares	11
Dividends on fund's shares	149
Investment advisory services	32
Services provided by related parties	25
Trustees' deferred compensation	-	*
Other	1		1,415
Net assets at January 31, 2012			$104,402

Net assets consist of:
Capital paid in on shares of beneficial interest			$97,900
Undistributed net investment income			1
Accumulated net realized loss			(434)
Net unrealized appreciation			6,935
Net assets at January 31, 2012			$104,402

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (9,820 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$88,375	8,312	$10.63
Class B	308	29	10.63
Class C	4,851	456	10.63
Class F-1	1,762	166	10.63
Class F-2	9,106	857	10.63

* Amount less than one thousand.

See Notes to Financial Statements

Statement of operations			unaudited
for the six months ended January 31, 2012	(dollars in thousands)

Investment income:
Income:
Interest			$1,583

Fees and expenses*:
Investment advisory services	163
Distribution services	38
Transfer agent services	9
Administrative services	3
Reports to shareholders	10
Registration statement and prospectus	68
Trustees' compensation	-	†
Auditing and legal	28
Custodian	-	†
Other	7
Total fees and expenses before reimbursement	326
Less reimbursement of fees and expenses	88
Total fees and expenses after reimbursement			238
Net investment income			1,345

Net realized gain and unrealized appreciation
on investments:
Net realized gain on investments			49
Net unrealized appreciation on investments			5,532
Net realized gain and unrealized appreciation on investments			5,581

Net increase in net assets resulting
from operations			$6,926

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
(†) Amount less than one thousand.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Six months ended January 31, 2012*		For the period November 1, 2010† to July 31, 2011
Operations:
Net investment income	$1,345		$1,177
Net realized gain (loss) on investments	49		(483)
Net unrealized appreciation on investments	5,532		1,403
Net increase in net assets resulting from operations	6,926		2,097

Dividends paid or accrued to shareholders from net investment income:	(1,344)		(1,177)

Net capital share transactions	30,334		67,566

Total increase in net assets	35,916		68,486

Net assets:
Beginning of period	68,486		-
End period (including undistributed net investment income of $1
and distributions in excess of net investment income of less than $1)	$104,402		$68,486

*Unaudited.
(†) Commencement of operations.

See Notes to Financial Statements

Notes to financial statements
             unaudited

1.	Organization

American Funds Tax-Exempt Fund of New York (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a high level of current income exempt from regular federal, New York state and New York City income taxes. Its secondary objective is preservation of capital.

The fund has five share classes, some of which are only available to limited categories of investors. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B converts to Class A after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Classes F-1 and F-2	None	None	None

*Class B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described on the following page, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data. For certain distressed securities, valuations may include cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts.

When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets.  Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At January 31, 2012, all of the fund’s investment securities were classified as Level 2.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in municipal bonds of issuers within the state of New York — Because the fund invests in securities of issuers within the state of New York, the fund is more susceptible to factors adversely affecting issuers of New York securities than a comparable municipal bond mutual fund that does not concentrate in a single state. For example, such factors may include political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial or economic difficulties, and changes in the credit ratings assigned to New York’s municipal issuers. New York’s economy and finances may be especially vulnerable to changes in the performance of the financial services sector, which historically has been volatile.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Concentration — Investing significantly in municipal obligations of issuers in the same state or similar project type may make the fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the fund’s share price may increase.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund’s share price to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net income and net capital gains each year. The fund is not subject to income taxes to the extent taxable income and net capital gains are distributed. Generally, income earned by the fund is exempt from federal income taxes; however, the fund may earn taxable income from certain investments.

As of and during the period ended January 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2010, the year the fund commenced operations.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses and amortization of discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of July 31, 2011, the fund had tax basis undistributed tax-exempt income of $148,000 and capital loss deferrals (realized during the period November 1, 2010, through July 31, 2011) of $483,000.

As of January 31, 2012, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$7,084
Gross unrealized depreciation on investment securities	(148)
Net unrealized appreciation on investment securities	6,936
Cost of investment securities	97,309

Tax-exempt income distributions paid or accrued to shareholders were as follows (dollars in thousands):

Share class	Six months ended January 31, 2012	For the period November 1, 2010* to July 31, 2011
Class A	$1,203	$1,120
Class B	2	-	†
Class C	37	17
Class F-1	18	13
Class F-2	84	27
Total	$1,344	$1,177

* Commencement of operations.
†Amount less than one thousand.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.18% on such assets in excess of $1 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $3,333,333 of the fund's monthly gross income and 2.50% on such income in excess of $3,333,333. For the six months ended January 31, 2012, the investment advisory services fee was $163,000, which was equivalent to an annualized rate of 0.413% of average daily net assets.

CRMC has agreed to reimburse a portion of the fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the period ending January 31, 2012, the total fees and expenses reimbursed by CRMC were $88,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Class F-2. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of January 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class B	1.00	1.00
Class C	1.00	1.00
Class F-1	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties as compensation for performing transfer agent services on behalf of fund shareholders.

During the period August 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C and F shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services paragraph below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C and F shares and payment for transfer agency services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the six months ended January 31, 2012, the total transfer agent services fee paid under these agreements was $9,000 of which $8,000 was paid by the fund to AFS and $1,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to the fund’s A, C and F share classes. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period August 1, 2011, through December 31, 2011, the agreement applied only to Class C and F shares. The agreement also required CRMC to arrange for the provision of transfer agency services for such share classes, which paid CRMC annual fees up to 0.15% of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C and F shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the six months ended January 31, 2012, total fees paid to CRMC for performing administrative services were $3,000.

Class-specific expenses under the agreements described above for the six months ended January 31, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services
Class A	$19	$7		$1
Class B	1	-	*	Not applicable
Class C	16	1		1
Class F-1	2	-	*	-	*
Class F-2	Not applicable	1		1
Total class-specific expenses	$38	$9		$3

*Amount less than one thousand.

Trustees’ deferred compensation –Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(1)		Reinvestments of dividends				Repurchases(1)		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended January 31, 2012
Class A	$23,880	2,330	$355		35		$(2,919)	(285)	$21,316	2,080
Class B	213	21	2		-	2	(42)	(4)	173	17
Class C	2,776	271	32		3		(292)	(29)	2,516	245
Class F-1	824	80	10		1		(27)	(2)	807	79
Class F-2	5,812	568	75		7		(365)	(35)	5,522	540
Total net increase
(decrease)	$33,505	3,270	$474		46		$(3,645)	(355)	$30,334	2,961

For the period November 1, 20103 to July 31, 2011
Class A	$61,882	6,280	$145		15		$(618)	(63)	$61,409	6,232
Class B	142	14	-	2	-	2	(24)	(2)	118	12
Class C	2,194	226	15		2		(168)	(17)	2,041	211
Class F-1	1,124	114	3		-	2	(268)	(27)	859	87
Class F-2	3,170	320	16		2		(47)	(5)	3,139	317
Total net increase
(decrease)	$68,512	6,954	$179		19		$(1,125)	(114)	$67,566	6,859

1 Includes exchanges between share classes of the fund.
2 Amount less than one thousand.
3 Commencement of operations

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $30,496,000 and $4,069,000, respectively, during the six months ended January 31, 2012.

9.	Ownership concentration

At January 31, 2012, CRMC held aggregate ownership of the fund’s outstanding shares of 51%. The ownership represents the seed money invested in the fund when it began operations on November 1, 2010.

Financial highlights

			Income from investment operations(1)
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(2)(3)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements(4)	Ratio of expenses to average net assets after reimbursements(3)(4)	Ratio of net income to average net assets(3)(4)

Class A:	Six months ended 1/31/2012 (5)(6)	$9.98	$.17	$.65	$.82	$(.17)	$10.63	8.26%	$88,375	.73%	.52%	3.24%
	Period from 11/1/2010(7) to 7/31/2011(5)	10.00	.21	(.03)	.18	(.20)	9.98	1.83	62,229	.97	.67	2.82

Class B:	Six months ended 1/31/2012 (5)(6)	9.98	.12	.65	.77	(.12)	10.63	7.74	308	1.68	1.47	2.28
	Period from 11/1/2010(7) to 7/31/2011(5)	10.00	.15	(.03)	.12	(.14)	9.98	1.24	120	1.76	1.48	2.21

Class C:	Six months ended 1/31/2012 (5)(6)	9.98	.12	.65	.77	(.12)	10.63	7.72	4,851	1.71	1.51	2.25
	Period from 11/1/2010(7) to 7/31/2011(5)	10.00	.15	(.03)	.12	(.14)	9.98	1.26	2,103	1.75	1.55	2.27

Class F-1:	Six months ended 1/31/2012 (5)(6)	9.98	.15	.65	.80	(.15)	10.63	8.11	1,762	1.00	.79	2.97
	Period from 11/1/2010(7) to 7/31/2011(5)	10.00	.20	(.03)	.17	(.19)	9.98	1.76	872	1.03	.78	2.71

Class F-2:	Six months ended 1/31/2012 (5)(6)	9.98	.17	.65	.82	(.17)	10.63	8.26	9,106	.72	.52	3.23
	Period from 11/1/2010(7) to 7/31/2011(5)	10.00	.22	(.03)	.19	(.21)	9.98	1.92	3,162	.70	.55	3.08

	Six months ended	For the period
	January 31,	11/1/2010(7) to
	2012(5)(6)	7/31/2011(5)

Portfolio turnover rate for all share classes	5%	16%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements from CRMC. During the periods shown, CRMC reimbursed other fees and expenses.
(4)Annualized
(5)Based on operations for the period shown and, accordingly, is not representative of a full year.
(6)Unaudited.
(7)Commencement of operations.

See Notes to Financial Statements

Expense example
      unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (August 1, 2011, through January 31, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, Class F-1 and F-2 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8/1/2011	Ending account value 1/31/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,082.57	$2.72	.52%
Class A -- assumed 5% return	1,000.00	1,022.52	2.64	.52
Class B -- actual return	1,000.00	1,077.42	7.68	1.47
Class B -- assumed 5% return	1,000.00	1,017.75	7.46	1.47
Class C -- actual return	1,000.00	1,077.22	7.88	1.51
Class C -- assumed 5% return	1,000.00	1,017.55	7.66	1.51
Class F-1 -- actual return	1,000.00	1,081.08	4.13	.79
Class F-1 -- assumed 5% return	1,000.00	1,021.17	4.01	.79
Class F-2 -- actual return	1,000.00	1,082.57	2.72	.52
Class F-2 -- assumed 5% return	1,000.00	1,022.52	2.64	.52

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Tax-Exempt Fund of New York files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Tax-Exempt Fund of New York, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1 As of 12/31/11.
2 Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3 Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
American Funds Mortgage Fund®
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGESR-941-0312P

Litho in USA CGD/RRD/10153-S30474

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS TAX-EXEMPT FUND OF NEW YORK

By /s/ Karl J. Zeile
Karl J. Zeile, President and Principal Executive Officer

Date: March 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Karl J. Zeile
Karl J. Zeile, President and Principal Executive Officer

Date: March 30, 2012

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: March 30, 2012